                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


               Date of Report (date of earliest event reported):

                                January 26, 1996



                         MOBILE GAS SERVICE CORPORATION
             (exact name of registrant as specified in its charter)

                           Commission File No.: 0-234

                          Alabama                                    63-0142930
         (State of Incorporation)           (I.R.S. Employer Identification No.)

                              2828 Dauphin Street
                             Mobile, Alabama 36606
                    (Address of Principal executive offices)

                         Registrant's Telephone Number
                      Including Area Code: (334) 476-2720


                            Exhibit Index at page 5.





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Item 5.  Other Events.

At the 1996 Annual Meeting of Stockholders of Mobile Gas Service Corporation (the "Company") held on January 26, 1996, stockholders took the following actions:

1. The stockholders of the Company approved an amendment to the Restated Articles of Incorporation of the Company, to (a) provide that the number of Directors shall be not less than nine nor more than twelve, as determined by the Board of Directors; (b) classify the Board of Directors into three classes, each class of which, after initial terms of one, two and three years, will serve terms of three years, with one class being elected each year; (c) provide that directors may be removed without cause only upon the affirmative vote of least 66 2/3% of the shares of capital stock of the Company then entitled to be voted for the election of directors (the "Voting Stock"); and (d) increase the vote required to amend, repeal, or adopt any provision inconsistent with, the foregoing provisions to an affirmative vote of at least 66 2/3% of the Voting Stock, by the following vote:

         For                      Against          Abstain          Broker Non-Vote
         ---                      -------          -------          ---------------
         2,211,423                259,387          21,644                    660,669

         A copy of Articles of Amendment to the Company's Restated Articles of Incorporation is attached hereto as Exhibit 3(i)-C.


2. The following nominees were reelected as Directors of the Company, to serve for the terms indicated, by the votes indicated:

         Nominee                           For                      Withheld
         -------                           ---                      --------
To serve until the 1997
Annual Meeting of
Stockholders:

  John C. Hope, III                        2,842,151                149,378

  S. Felton Mitchell, Jr.                  2,841,249                150,280

  Thomas B. Van Antwerp                    2,841,252                150,278

         Nominee                           For                      Withheld
         -------                           ---                      --------
To serve until the 1998
Annual Meeting of
Stockholders:

  John S. Davis                            2,842,007                149,522

  Walter L. Hovell                         2,841,017                150,512

  G. Montgomery Mitchell                   2,841,606                149,924

  F. B. Muhlfeld                           2,839,806                151,724

To serve until the 1999
Annual Meeting of
Stockholders:

  William J. Hearin                        2,836,992                154,537

  Joseph G. Hollis, Jr.                    2,839,793                151,736

  Gaylord C. Lyon                          2,840,141                151,388

  E. B. Peebles, Jr.                       2,834,135                157,394


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a), (b)         Not applicable.

(c)  Exhibits.

         Exhibit 3(i)-C Articles of Amendment to the Restated Articles of Incorporation of the Company

         Exhibit 10(g)            Deferred Compensation Agreement with John S.
                                  Davis dated January 26, 1996





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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.


                                        MOBILE GAS SERVICE CORPORATION




                                        By /s/ G. Edgar Downing, Jr.
                                          -----------------------------------
                                           G. Edgar Downing, Jr.
                                           Its Secretary

February 7, 1996





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
                                 EXHIBIT INDEX

                                                                                     Page
                                                                                     Number
                                                                                     ------
Exhibit 3(i)-C            Articles of Amendment to the                               6
                          Restated Articles of Incorporation of
                          the Company

Exhibit 10(g)             Deferred Compensation Agreement with                       10
                          John S. Davis dated January 26, 1996





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